Vessels,net	6 Months Ended
Jun. 30, 2012
CONDENSED NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS [Abstract]
VESSELS AND OTHER FIXED ASSETS [Text Block]
NOTE 4 — VESSELS, NET

Vessels	Cost	Accumulated Depreciation	Net Book Value
Balance December 31, 2010	$678,725	$(66,367)	$612,358
Additions	86,180	(31,325)	54,855
Balance December 31, 2011	$764,905	$(97,692)	$667,213
Additions	46,307	(16,409)	29,898
Balance June 30, 2012	$811,212	$(114,101)	$697,111

   On June 15, 2012, Navios Partners acquired from Navios Holdings the Navios Buena Ventura for a purchase price of $67,500 of which $46,307 was allocated to the vessel and $21,193 allocated to the acquired time charter-out contract with favorable leases.
   On May 19, 2011, Navios Partners acquired from Navios Holdings the Navios Luz for a purchase price of $78,000 and the Navios Orbiter for a purchase price of $52,000. The purchase price consisted of 507,916 common units issued to Navios Holdings and $120,000 cash. The number of common units issued was calculated based on a price of $19.6883 per common unit, which was the NYSE volume weighted average trading price of the common units for the ten business days immediately prior to the acquisition. For accounting purposes, the common units were valued based on the closing price on the day of the transaction, which was $19.61. Favorable lease terms recognized through this transaction amounted to $22,879 for the Navios Luz and $20,901 for the Navios Orbiter and were related to the acquisition of the rights on the time charter out contract of the vessels. The amounts of $55,097 for the Navios Luz and the amount of $31,083 for the Navios Orbiter were classified under vessels, net.